              PROSPECTUS
              FEBRUARY 10, 1998

              Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is an open-end, non-diversified management investment company whose investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund seeks to achieve this objective by investing in high quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, issued or guaranteed by foreign governments, or issued by foreign or U.S. companies (including bank instruments and commercial paper), which have remaining maturities at the time of purchase of not more than three years. The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

               Shares of the Fund are continuously offered at net asset value. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 3% to 1% of the amount redeemed, if made within three years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases-- Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution at the annual rate of 0.75% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 10, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone number listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/5
The Fund and its Management/6
Investment Objective and Policies/6
   Risk Considerations/10
Investment Restrictions/17
Purchase of Fund Shares/18
Shareholder Services/21
Redemptions and Repurchases/24
Dividends, Distributions and Taxes/26
Performance Information/27
Additional Information/28


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter Global
    Short-Term Income Fund Inc.
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
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The              The Fund is an open-end, non-diversified management investment company investing in high
Fund             quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, issued or guaranteed by foreign governments, or issued by foreign or U.S. companies, which have remaining maturities at the time of purchase of not more than three years.
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Shares Offered   Shares of common stock of $0.01 par value (see page 28).
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Offering         At net asset value without sales charge (see page 18). Shares redeemed within three years
Price            of purchase are subject to a contingent deferred sales charge under most circumstances
                 (see page 24).
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Minimum          Minimum initial investment, $1,000 ($100 if account is opened through EasyInvest-SM-);
Purchase         minimum subsequent investment, $100 (see page 18).
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Investment       The investment objective of the Fund is to achieve as high a level of current income as is
Objective        consistent with prudent investment risk (see page 6).
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Investment       Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund and its
Manager          wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with assets under management of approximately $102.9 billion at
                 December 31, 1997 (see page 6).
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Management       The Investment Manager receives a monthly fee at the annual rate of 0.55% of the Fund's
Fee              daily net assets not exceeding $500 million and 0.50% of the Fund's daily net assets on the amount exceeding $500 million (see page 6).
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Dividends and    Dividends from net investment income are declared daily and paid monthly. Distributions
Distributions    from net short-term and long-term capital gains are paid at least once per year (may be retained for reinvestment). Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 26).
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Distributor      Dean Witter Distributors Inc. (the "Distributor"). For its services as Distributor, which include payment of sales commissions to account executives and various other promotional and sales related expenses, the Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 0.75% per annum of the lesser of (i) the
                 Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for the services it provides in distributing shares of the
                 Fund and for its sales related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see page 19).


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Redemption--     At net asset value; redeemable involuntarily if total value of the account is less than
Contingent       $100 or, if the account was opened through EasyInvest, if after twelve months the
Deferred Sales   shareholder has invested less than $1,000 in the account. Although no commission or sales
Charge           load is imposed upon the purchase of shares, a contingent deferred sales charge (scaled down from 3% to 1%) is imposed on any redemption of shares if, after such redemption, the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the three years preceding the redemption.
                 However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page 24).
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Special          The net asset value of the Fund's shares will fluctuate with changes in the market value
Risk             of its portfolio securities. It should be noted, for example, that, generally, when the
Considerations   level of prevailing interest rates rises, the values of the outstanding fixed-income securities fall and when such rates fall their values rise. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the
                 Investment Company Act of 1940, as amended (the "Act") (see page 10). The Fund will concentrate its investments in securities issued by companies engaged in the banking industry. This concentration will increase the Fund's exposure to certain risks associated with the banking industry such as adverse changes in economic and regulatory developments affecting the banking industry, sustained interest rate increases and concentration of a bank's loan portfolios in particular businesses undergoing economic hardship (see page 8).
                 It should be recognized that the foreign securities and markets in which the Fund will invest pose different and greater risks than those customarily associated with domestic securities and their markets. Furthermore, investors should consider other risks associated with a portfolio of international securities, including fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the Fund's assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates, as well as investments in forward foreign currency contracts, options and futures contracts (see pages 10-16). The Fund may also invest in fixed-income securities which may be denominated in a currency of a nation other than the nation in which the issuer of such fixed-income securities is domiciled.

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  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                     ELSEWHERE IN THE PROSPECTUS AND IN THE
                      STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended October 31, 1997.

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..................................     None
Maximum Sales Charge Imposed on Reinvested Dividends.......................     None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption
  proceeds)................................................................     3.0%

      A contingent deferred sales charge is imposed at the following declining rates:

          YEAR SINCE
          PURCHASE PAYMENT MADE                                                 PERCENTAGE
          -----------------------------------------------------------------  ----------------
          First............................................................          3.0%
          Second...........................................................          2.0%
          Third............................................................          1.0%
          Fourth and thereafter............................................        None

Redemption Fees............................................................       None
Exchange Fee...............................................................       None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------
Management Fees............................................................      0.55%
12b-1 Fees*................................................................      0.75%
Other Expenses.............................................................      0.49%
Total Fund Operating Expenses..............................................      1.79%

------------
* A PORTION OF THE 12B-1 FEE EQUAL TO 0.25% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF FUND SHARES").

EXAMPLE                                                                   1 Year       3 Years      5 Years     10 Years
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time
 period:..............................................................   $      48    $      66    $      97    $     211
You would pay the following expenses on the same investment, assuming
 no redemption:.......................................................   $      18    $      56    $      97    $     211

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management," "Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following per share data and ratios for a share of capital stock outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The per share data and ratios should be read in conjunction with the financial statements and the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                               FOR THE YEAR ENDED OCTOBER 31
                                     ---------------------------------------------------------------------------------
                                       1997        1996        1995        1994        1993        1992        1991
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................  $    9.44   $    8.89   $    8.73   $    9.23   $    9.41   $    9.77   $   10.00
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net investment income............       0.52        0.61        0.54        0.72        0.70        0.82        0.95
  Net realized and unrealized gain
   (loss)..........................      (0.08)       0.48        0.16       (0.66)      (0.27)      (0.46)      (0.23)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total from investment
   operations......................       0.44        1.09        0.70        0.06        0.43        0.36        0.72
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Less dividends and distributions
   from:
    Net investment income..........      (1.06)      (0.54)      (0.44)      (0.13)      (0.61)      (0.72)      (0.95)
    Paid-in-capital................     --          --           (0.10)      (0.43)     --          --          --
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Total dividends and
   distributions...................      (1.06)      (0.54)      (0.54)      (0.56)      (0.61)      (0.72)      (0.95)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value, end of period...  $    8.82   $    9.44   $    8.89   $    8.73   $    9.23   $    9.41   $    9.77
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL INVESTMENT RETURN+...........      4.88%      12.66%       8.27%       0.65%       4.72%       3.76%       7.49%
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................      1.79%       1.66%       1.68%       1.63%       1.55%       1.55%       1.61%
  Net investment income............      5.85%       6.57%       6.17%       6.35%       6.97%       8.43%       9.49%
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands.......................    $61,378     $80,625    $106,939    $170,117    $305,278    $441,191    $462,263
  Portfolio turnover rate..........       264%        138%        188%        123%        221%        149%          8%

------------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is an open-end, non-diversified management investment company incorporated in the state of Maryland on August 2, 1990.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies, 29 of which are listed on the New York Stock Exchange, with combined total assets of approximately $98.9 billion at December 31, 1997. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Directors review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.55% to the Fund's net assets not exceeding $500 million and 0.50% to the Fund's net assets exceeding $500 million. For the fiscal year ended October 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.55% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.79% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent investment risk. There is no assurance that the objective will be achieved. The investment objective is a fundamental policy of the Fund and cannot be changed without the approval of the shareholders of the Fund. The following policies may be changed by the Board of Directors without shareholder approval.

    The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in high quality fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S. Government, its agencies and instrumentalities which have remaining maturities at the time of purchase of not more than three years (i.e., the average weighted maturity of the Fund's portfolio will be under three years). In addition to securities issued by the U.S. Government, its agencies and instrumentalities, the Fund may invest in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities, or by supranational organizations, or fixed-income securities issued by a corporation, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality; in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and deemed by the Investment Manager to be of high creditworthiness; and commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's and in loan participation interests having a remaining term not exceeding one year in loans extended by banks to such companies. The Fund will have at least 65% of its total assets invested in fixed-income securities, as described above, of issuers located in at least three different countries.

    Certain foreign securities purchased by the Fund will not have received ratings by a recognized U.S. rating agency. In such cases the Investment Manager will review the issuers of such securities with respect to the quality of their management, balance sheet and financial ratios, cash flows and earnings to establish that the securities purchased by the Fund are of a comparable quality to issuers receiving high quality ratings by a recognized U.S. rating agency.


    In attempting to achieve its investment objective, the Investment Manager will actively manage the Fund's assets in accordance with a global market strategy which seeks to exploit spreads among short-term instruments worldwide. As such, the Fund may experience high portfolio turnover rates (see "Portfolio Management," page 16). Consistent with such a strategy, the Investment Manager intends to allocate the Fund's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Investment Manager will adjust the Fund's exposure to different currencies based on its perception of the most favorable markets and issuers. In allocating the Fund's assets among various markets, the Investment Manager will assess the relative yield and anticipated direction of interest rates in particular markets, the level of inflation, liquidity and financial soundness of each market, and the general market and economic conditions existing in each market as well as the relationship of currencies of various countries to the U.S. dollar and to each other. In its evaluations, the Investment Manager will utilize its internal financial, economic and credit analysis resources as well as information obtained from other sources.


    Under normal conditions, a significant percentage of the short-term investments in the Fund's portfolio may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, bankers' acceptances, time deposits and deposit notes and certain other short-term obligations such as short-term commercial paper. With respect to bank money instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation.

    The Fund will invest at least 25% of its assets in securities issued by issuers located in the U.S. As such, the Fund will have a greater exposure than other "global" mutual funds to economic and political events occurring in the U.S. Changes in prevailing U.S. interest rates, federal tax rate increases, or adverse changes in federal or state regulations or exchange rules may all have a disproportionate impact upon the Fund as a result of its concentration policy. Moreover, the Fund's concentration in securities of U.S. issuers will mean that the Fund's investments are more likely to be responsive, both positively and negatively, to declines or advances in the U.S. dollar with respect to foreign currencies.

    A substantial portion of the Fund's investments in securities of U.S. issuers are likely to be in commercial paper, bankers acceptances and other short-term debt instruments issued by U.S. corporations. However, at times during which there exists large-scale political or economic uncertainty, the Fund is likely to increase its investments in U.S. government securities. In such cases, the securities which the Fund is most likely to purchase are U.S. Treasury bills and U.S. Treasury notes with remaining maturities of under three years, both of which are direct obligations of the U.S. Government. The Fund may also purchase securities issued by various agencies and instrumentalities of the U.S. Government. These will include obligations backed by the full faith and credit of the United States (such as those issued by the Government National Mortgage Association); obligations whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury (such as those issued by the Federal National Mortgage Association); and obligations backed by the credit of the issuing agency or instrumentality (such as those issued by the Federal Farm Credit System).

    The securities in which the Fund will be investing may be denominated in any currency or multinational currency. Under normal circumstances, the Fund will invest its assets in securities denominated in at least three different currencies, including the U.S. dollar. In addition to the U.S. dollar, such currencies will include, among others: the Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Swiss franc; Italian Lira; Dutch guilder; Austrian schilling; Spanish Peseta; Swedish Krona; Mexican peso; Thai bhat; and European Currency Unit ("ECU"). The Fund will not invest more than 25% of its total assets in securities denominated in a single currency or currency unit with the exception of the U.S. dollar.

    The Fund may invest without limitation in notes and commercial paper, the principal amount of which is indexed to certain specific foreign currency exchange rates. Indexed notes and commercial paper typically provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Investment Manager will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

    Under normal circumstances, the Fund will invest at least 25% of its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. For temporary defensive purposes, however, the Fund may reduce its investments in the banking industry to less than 25% of its total assets. The Fund's policy as to concentrating its investments in the banking industry is fundamental and may not be changed without the approval of a majority of the Fund's voting securities.

    The Fund's policy of concentrating its investments in the banking industry will cause the Fund to have greater exposure to certain risks associated with the banking industry. In particular, economic or regulatory developments in or related to the banking industry will affect the value of and investment return on the Fund's shares. Sustained increases in interest rates may adversely affect the availability and cost of funds for a bank's lending activities; deterioration in general economic conditions may increase a bank's exposure to credit losses. The banking industry also is subject to the effects of the concentration of loan portfolios in particular businesses that may be adversely affected by economic conditions, such as real estate, energy, agriculture or high technology-related companies. In addition, the banking industry is subject to national and local regulation and competition among banks as well as with other types of financial institutions. Also, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined by the Investment Manager, acting under the general supervision of the Board of Directors, to be high quality.

    As indicated above, the Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the ECU, which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

    The Fund also may invest in bonds and notes backed by pools of mortgage, credit card, automobile or other types of receivables with remaining maturities of three years or less. These structured financings will be supported by sufficient collateral, and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain a high quality rating by a nationally recognized statistical rating agency or be of comparable quality as determined by the Investment Manager. Generally, the issuers of mortgage-backed and receivable-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the assets securing such obligations. Such special-purpose entities are typically created by the underwriters of such securities or the entity to which the receivables are payable.

    Instruments backed by pools of mortgages and receivables may be subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that pre-payments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, certain asset-backed and receivable-backed securities may be illiquid. As such, the Fund may be limited in its ability to invest in such securities (see Investment Restriction Number 3 on page 18).


RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Act. As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund has in the past qualified and anticipates that it will qualify in the future as a regulated investment company under the federal income tax laws and, to the extent so qualified, is subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

    FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's yield on such assets and the net asset value of a share of the Fund as well as the amount of the Fund's distributions. For example, if a substantial portion of the Fund's assets is denominated in Japanese yen and the relative exchange rate of the yen falls with respect to the U.S. dollar (i.e., a yen is worth a smaller fraction of a dollar than it had been) then the Fund will be receiving a lesser amount of interest on its fixed-income securities denominated in yen (when converted into U.S. dollars) and when the Fund's assets are valued for purposes of determining the net asset value per share of the Fund, the net assets of the Fund reflected by the yen-denominated securities will have declined in U.S. dollar value and the net asset value of the Fund (always stated in U.S. dollars) may have also declined.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.
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    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also purchase options on securities to facilitate its participation in the potential appreciation of the value of the underlying securities. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may purchase and sell (write) call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies which are listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

    COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be excercisable by the purchaser only on a specific date). The Fund will write put options for three purposes: (1) to receive the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security underlying the option (or a security denominated in the currency underlying the option) at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a written call position (see "Covered Call Writing" above) or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

    Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The Fund, by entering into transactions in foreign futures and options markets, will also incur risks similar to those discussed above under the section entitled "Foreign Securities."

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. The Fund is managed within InterCapital's Taxable Fixed-Income Group, which manages twenty-five funds and fund portfolios, with approximately $13.3 billion in assets at December 31, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and Anne Pickrell, Vice President of InterCapital, each a member of InterCapital's Taxable Fixed-Income Group are the Fund's primary portfolio managers. Mr. Gupta and Ms. Pickrell have been the Fund's primary portfolio managers since February, 1998 and December, 1994, respectively. Mr. Gupta has been managing portfolios consisting of fixed income securities since June, 1987. Ms. Pickrell has been a portfolio manager at InterCapital since July, 1991. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital, the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

    Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Securities purchased by the Fund are generally sold by dealers acting as principal for their own accounts. Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of InterCapital. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and Morgan Stanley & Co. Incorporated.

    The Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 200% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.

    The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers, as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States.

INVESTMENT RESTRICTIONS
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    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctu-ations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the banking industry.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Invest more than 10% of its total assets in "illiquid securities" (securities for which no active and substantial secondary market exists) and repurchase agreements which have a maturity of longer than seven days.

    Generally, OTC options and the assets used as "cover" for written OTC options are "illiquid securities" (securities for which no active and substantial secondary market exists). However, the Fund is per-mitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PURCHASE OF FUND SHARES
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    The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Global Short-Term Income Fund Inc., directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase, in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below).

    While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 0.75% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

    For the fiscal year ended October 31, 1997, the Fund accrued payments under the Plan amounting to $530,008, which amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

    At any given time, the Distributor may incur expenses in distributing shares of the Fund which may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if the Distributor incurred $1 million in expenses in distributing shares of the Fund and $750,000 had been received by the Distributor as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $7,269,740 at October 31, 1997, which equalled 11.84% of the Fund's net assets at such date.

    Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

    Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m., New York time. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

Foreign currency exchange rates are also generally determined prior to 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m., New York time and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

SHAREHOLDER SERVICES
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    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or from a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September, and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for Class B shares of Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"). Shares may also be exchanged for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to a Dean Witter Multi-Class Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and the Fund, any of the Dean Witter Multi-Class Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund which are exchanged for shares of a Dean Witter Multi-Class Fund having a higher CDSC schedule than the Fund will be subject to the CDSC schedule of the Dean Witter Multi-Class Fund, even if shares are subsequently re-exchanged for shares of the Fund prior to redemption. Concomitantly, shares of the Fund acquired in exchange for shares of a Dean Witter Multi-Class Fund having a lower CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of the Fund or in shares of a Dean Witter Multi-Class Fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the

Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any share-holder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional information required by the Transfer Agent.

    CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held three years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than three years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                         CONTINGENT DEFERRED
              YEAR SINCE                    SALES CHARGE
               PURCHASE                  AS A PERCENTAGE OF
             PAYMENT MADE                  AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          3.0%
Second................................          2.0%
Third.................................          1.0%
Fourth and thereafter.................          None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the three years preceding the redemption;
(ii) the current net asset value of shares purchased more than three years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);

(B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust FSB, which is an affiliate of the Investment Manager, serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares, as agent for the Fund, represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealers, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor or DWR or other Selected Broker-Dealers. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check (including a government, certified or bank cashier's check), payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Directors or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). The amount of the dividend declared may fluctuate from day to day. Dividends are declared daily and paid monthly in additional shares of the Fund. The Fund will distribute, at least annually, net realized short-term and long-term capital gains, if any.

    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures traded on U.S. exchanges generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1, will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is not anticipated that any portion of the Fund's distributions will be eligible for the dividends received deduction to corporate shareholders.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy. Shareholders who are not citizens or residents of, or entities organized in, the United States may be subject to withholding taxes of up to 30% on certain payments received from the Fund.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one year and five years, as well as the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth ofhypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of the Fund are of common stock of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund is not required to hold Annual Meetings of Shareholders, and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Fund's By-Laws.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS                       FIXED-INCOME FUNDS
Dean Witter California Tax-Free Daily    Dean Witter Balanced Income Fund
Income Trust                             Dean Witter California Tax-Free Income
Dean Witter Liquid Asset Fund Inc.       Fund
Dean Witter New York Municipal Money     Dean Witter Convertible Securities
Market Trust                             Trust
Dean Witter Tax-Free Daily Income Trust  Dean Witter Diversified Income Trust
Dean Witter U.S. Government Money        Dean Witter Federal Securities Trust
Market Trust                             Dean Witter Global Short-Term Income
EQUITY FUNDS                             Fund Inc.
Dean Witter American Value Fund          Dean Witter Hawaii Municipal Trust
Dean Witter Balanced Growth Fund         Dean Witter High Yield Securities Inc.
Dean Witter Capital Appreciation Fund    Dean Witter Intermediate Income
Dean Witter Capital Growth Securities    Securities
Dean Witter Developing Growth            Dean Witter Intermediate Term U.S.
Securities Trust                         Treasury Trust
Dean Witter Dividend Growth Securities   Dean Witter Limited Term Municipal
Inc.                                     Trust
Dean Witter European Growth Fund Inc.    Dean Witter Multi-State Municipal
Dean Witter Financial Services Trust     Series Trust
Dean Witter Fund of Funds                Dean Witter New York Tax-Free Income
Dean Witter Global Dividend Growth       Fund
Securities                               Dean Witter Short-Term Bond Fund
Dean Witter Global Utilities Fund        Dean Witter Short-Term U.S. Treasury
Dean Witter Health Sciences Trust        Trust
Dean Witter Income Builder Fund          Dean Witter Tax-Exempt Securities Trust
Dean Witter Information Fund             Dean Witter U.S. Government Securities
Dean Witter International SmallCap Fund  Trust
Dean Witter Japan Fund                   Dean Witter World Wide Income Trust
Dean Witter Market Leader Trust          DEAN WITTER RETIREMENT SERIES
Dean Witter Mid-Cap Growth Fund          American Value Series
Dean Witter Natural Resource             Capital Growth Series
Development Securities Inc.              Dividend Growth Series
Dean Witter Pacific Growth Fund Inc.     Global Equity Series
Dean Witter Precious Metals and          Intermediate Income Securities Series
Minerals Trust                           Liquid Asset Series
Dean Witter Special Value Fund           Strategist Series
Dean Witter S&P 500 Index Fund           U.S. Government Money Market Series
Dean Witter Utilities Fund               U.S. Government Securities Series
Dean Witter Value-Added Market Series    Utilities Series
Dean Witter World Wide Investment Trust  Value-Added Market Series
Morgan Stanley Dean Witter Competitive   ACTIVE ASSETS ACCOUNT PROGRAM
Edge Fund, "BEST IDEAS" PORTFOLIO        Active Assets California Tax-Free Trust
ASSET ALLOCATION FUNDS                   Active Assets Government Securities
Dean Witter Global Asset Allocation      Trust
Fund                                     Active Assets Money Trust
Dean Witter Strategist Fund              Active Assets Tax-Free Trust

Dean Witter
Global Short-Term Income Fund Inc.
Two World Trade Center
New York, New York 10048

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Rajesh K. Gupta
Vice President
Anne Pickrell
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Chase Manhattan Bank
One Chase Plaza
New York, NY 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

DEAN WITTER
GLOBAL SHORT-TERM
INCOME FUND INC.

                               [PHOTO]
                                                 PROSPECTUS -- FEBRUARY 10, 1998

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 10, 1998

DEAN WITTER
GLOBAL SHORT-TERM
INCOME FUND INC.
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    Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund seeks to achieve its investment objective by investing in high quality fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S. Government, its agencies and instrumentalities which have remaining maturities at the time of purchase of not more than three years. The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

    A Prospectus for the Fund dated February 10, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc. or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Global Short-Term Income Fund Inc.
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
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The Fund and its Management............................................................          3

Directors and Officers.................................................................          6

Investment Practices and Policies......................................................         12

Investment Restrictions................................................................         28

Portfolio Transactions and Brokerage...................................................         29

The Distributor........................................................................         31

Determination of Net Asset Value.......................................................         34

Shareholder Services...................................................................         35

Redemptions and Repurchases............................................................         39

Dividends, Distributions and Taxes.....................................................         41

Performance Information................................................................         43

Description of Common Stock............................................................         44

Custodian and Transfer Agent...........................................................         44

Independent Accountants................................................................         45

Reports to Shareholders................................................................         45

Legal Counsel..........................................................................         45

Experts................................................................................         45

Registration Statement.................................................................         45

Financial Statements--October 31, 1997.................................................         46

Report of Independent Accountants......................................................         59

THE FUND AND ITS MANAGEMENT
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THE FUND
    The Fund was incorporated under the laws of the State of Maryland on August 2, 1990.
THE INVESTMENT MANAGER
    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Directors. Information as to these Directors and Officers is contained under the caption "Directors and Officers".

    InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter American Value Fund, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter California Tax-Free Income Fund, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Multi-State Municipal Series Trust, Dean Witter New York Municipal Money Market Trust, InterCapital Quality Municipal Investment Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Global Utilities Fund, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" PORTFOLIO, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Information Fund, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, Active Assets Money Trust, Active Assets California Tax-Free Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as:
(i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.

    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares (see "The Distributor") will be paid by the Fund. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of stock certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants;

membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.55% to the Fund's daily net assets not exceeding $500 million and 0.50% to the Fund's daily net assets exceeding $500 million. For the fiscal years ended October 31, 1995, 1996 and 1997, the Fund accrued $716,948, $504,723 and $388,672, respectively, to the Investment Manager pursuant to the Agreement.

    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    The Investment Manager paid the organizational expenses of the Fund, in the amount of approximately $150,000, incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and DWR. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Agreement was initially approved by the Board of Directors on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Directors on October 30, 1992, and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Directors of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act). Under its terms, the Agreement has an initial term ending April 30, 1999 and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Directors of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Directors of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the investment management contract between the Investment Manager and the Fund is terminated, or if the affiliation between the Investment Manager and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

DIRECTORS AND OFFICERS
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    The Directors and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 84 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (57)                                      Chairman and Chief Executive Officer of Levitz Furniture
Director                                                Corporation (since November 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                         Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                     1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel Cor-
                                                        poration.

Charles A. Fiumefreddo* (64)                            Chairman, Chief Executive Officer and Director of
Chairman of the Board, President, Chief                 InterCapital, Dean Witter Distributors Inc. ("Distribu-
Executive Officer and Trustee                           tors") and DWSC; Executive Vice President and Director of
Two World Trade Center                                  DWR; Chairman, Director or Trustee, President and Chief
New York, New York                                      Executive Officer of the Dean Witter Funds; Chairman,
                                                        Chief Executive Officer and Trustee of the TCW/DW Funds;
                                                        Chairman and Director of Dean Witter Trust FSB ("DWT");
                                                        Director and/ or officer of various MSDWD subsidiaries;
                                                        formerly Executive Vice President and Director of Dean
                                                        Witter Discover & Co. (until February, 1993).

Edwin J. Garn (65)                                      Director or Trustee of the Dean Witter Funds; formerly
Director                                                United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Corporation                                Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                        Salt Lake City, Utah (1972-1974); formerly Astronaut,
Salt Lake City, Utah                                    Space Shuttle Discovery (April 12-19, 1985); Vice
                                                        Chairman, Huntsman Corporation (since January, 1993);
                                                        Director of Franklin Covey (time management systems), John
                                                        Alden Financial Corp. (health insurance), United Space
                                                        Alliance (joint venture between Lockheed Martin and the
                                                        Boeing Company) and Nuskin Asia Pacific (multilevel
                                                        marketing); member of the board of various civic and
                                                        charitable organizations.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John R. Haire (72)                                      Chairman of the Audit Committee and Chairman of the
Director                                                Committee of the Independent Directors or Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                      the Audit Committee and Chairman of the Committee of the
                                                        Independent Trustees and Trustee of the TCW/DW Funds;
                                                        formerly President, Council for Aid to Education
                                                        (1978-1989) and Chairman and Chief Executive Officer of
                                                        Anchor Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (63)                                    Retired, Director or Trustee of the Dean Witter Funds;
Director                                                Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                              insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                                  of Natural History; formerly associated with the Allstate
Counsel to the Independent Directors                    Companies (1966-1994), most recently as Chairman of The
114 West 47th Street                                    Allstate Corporation (March, 1993-December, 1994) and
New York, New York                                      Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July,
                                                        1989-December, 1994); director of various other business
                                                        and charitable organizations.

Dr. Manuel H. Johnson (48)                              Senior Partner, Johnson Smick International, Inc., a
Director                                                consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Trustee of the TCW/DW Funds; Director of Greenwich Capital
Washington, D.C.                                        Markets Inc. (broker-dealer); Director of NASDAQ (since
                                                        June, 1995); Chairman and Trustee of the Financial
                                                        Accounting Foundation (oversight organization for the
                                                        Financial Accounting Standards Board); formerly Vice
                                                        Chairman of the Board of Governors of the Federal Reserve
                                                        System (1986-1990) and Assistant Secretary of the U.S.
                                                        Treasury (1982-1986).

Michael E. Nugent (61)                                  General Partner, Triumph Capital, L.P., a private
Director                                                investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                               Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                                         President, Bankers Trust Company and BT Capital
New York, New York                                      Corporation (1984-1988); Director of various business
                                                        organizations.

Philip J. Purcell* (54)                                 Chairman of the Board of Directors and Chief Executive
Director                                                Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee of the Dean Witter Funds; Director and/or
                                                        officer of various MSDWD subsidiaries.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John L. Schroeder (67)                                  Retired; Director or Trustee of the Dean Witter Funds;
Director                                                Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                              Utilities Company; formerly Executive Vice President and
  Weitzen Shalov & Wein                                 Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Directors                    (August, 1991-September, 1995).
114 West 47th Street
New York, New York

Barry Fink (43)                                         Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                               and General Counsel (since February, 1997) of InterCapital
 and General Counsel                                    and DWSC; Senior Vice President (since March, 1997) and
Two World Trade Center                                  Assistant Secretary and Assistant General Counsel (since
New York, New York                                      February, 1997) of Distributors; Assistant Secretary of
                                                        DWR (since August, 1996); Vice President, Secretary and
                                                        General Counsel of the Dean Witter Funds and the TCW/ DW
                                                        Funds (since February, 1997); previously First Vice
                                                        President (June, 1993-February, 1997), Vice President
                                                        (until June, 1993) and Assistant Secretary and Assistant
                                                        General Counsel of InterCapital and DWSC and Assistant
                                                        Secretary of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta (37)                                    Senior Vice President of InterCapital; Vice President of
Vice President                                          various Dean Witter Funds.
Two World Trade Center
New York, New York

Anne Pickrell (44)                                      Vice President of InterCapital (since April 1996); Vice
Vice President                                          President of various Dean Witter Funds; formerly Assistant
Two World Trade Center                                  Vice President of InterCapital (April 1992-April 1996).
New York, New York

Thomas F. Caloia (51)                                   First Vice President and Assistant Treasurer of
Treasurer                                               InterCapital and DWSC; Treasurer of the Dean Witter Funds
Two World Trade Center                                  and the TCW/DW Funds.
New York, New York

------------------------
 *Denotes Directors who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR and Director of SPS Transaction Services Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, and Kevin Hurley, Paul
D. Vance and Ira N. Ross, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, LouAnne D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF DIRECTORS, THE INDEPENDENT DIRECTORS, AND THE COMMITTEES

    The Board of Directors consists of nine (9) directors. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Directors. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 128 portfolios. As of December 31, 1997, the Dean Witter Funds had total net assets of approximately $93.7 billion and more than six million shareholders.

    Seven Directors (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Directors. The other two Directors (the "management Directors") are affiliated with InterCapital. Four of the seven independent Directors are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Dean Witter Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Directors who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Directors serve as members of the Audit Committee and the Committee of the Independent Directors. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Directors or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Directors is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT DIRECTORS AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Directors and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Directors to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Directors and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Directors.

    The Chairman of the Committee of the Independent Directors and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee/Director of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR ALL DEAN WITTER FUNDS

    The Independent Directors and the Funds' management believe that having the same Independent Directors for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT DIRECTORS

    The Fund pays each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors or committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Directors an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Directors are paid a single meeting fee by the Fund. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Directors by the Fund for the fiscal year ended October 31, 1997.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT DIRECTOR                                     FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,700
Edwin J. Garn.................................................       1,900
John R. Haire.................................................       3,850
Wayne E. Hedien...............................................         482
Dr. Manuel H. Johnson.........................................       1,850
Michael E. Nugent.............................................       1,900
John L. Schroeder.............................................       1,900

    The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       84 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 84 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     84 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the

Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended October 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Directors, to commence upon their retirement, from the Fund as of October 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1997.

          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                            FOR ALL ADOPTING FUNDS            RETIREMENT BENEFITS       ESTIMATED ANNUAL
                                    --------------------------------------    ACCRUED AS EXPENSES           BENEFITS
                                         ESTIMATED                                                     UPON RETIREMENT(2)
                                      CREDITED YEARS         ESTIMATED      -----------------------  ----------------------
                                       OF SERVICE AT       PERCENTAGE OF                   BY ALL      FROM      FROM ALL
                                        RETIREMENT           ELIGIBLE         BY THE      ADOPTING      THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE            (MAXIMUM 10)        COMPENSATION        FUND        FUNDS       FUND        FUNDS
----------------------------------  -------------------  -----------------  -----------  ----------  ---------  -----------
Michael Bozic.....................              10               50.0%       $     372   $   20,499  $     925  $    47,025
Edwin J. Garn.....................              10               50.0              534       30,878        925       47,025
John R. Haire.....................              10               50.0             (798)     (19,823 (3)     2,246     127,897
Wayne E. Hedien...................               9               42.5                0            0        794       39,971
Dr. Manuel H. Johnson.............              10               50.0              225       12,832        925       47,025
Michael E. Nugent.................              10               50.0              383       22,546        925       47,025
John L. Schroeder.................               8               41.7              714       39,350        771       39,504

------------------------
(1) An Eligible Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Director and his or her spouse on the date of such Eligible Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Directors as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities, high grade debt securities or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell or purchase an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call or put option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call currency option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times cash, U.S. Government securities or other appropriate high grade debt obligations in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS AND FUTURES TRANSACTIONS

    As discussed in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON GNMA CERTIFICATES. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Fund closes out its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Fund may also write options to close out long put and call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Investment Manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies in which they are denominated, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, theand premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies in which they are denominated, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the

Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, theand premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies in which they are denominated, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, theand premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies in which they are denominated, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

    Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options Transactions," below.

    COVERED PUT WRITING. As stated in the Prospectus, as a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities (currencies) which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Fund assumes the risk of loss should the market value of the underlying securities decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government securities or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

    Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchange or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    FUTURES CONTRACTS. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indexes of U.S. and foreign securities as may exist or come into being ("index" futures).

    The Fund will purchase or sell interest rate futures contracts for the purpose or hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Fund may sell an interest rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

    The Fund will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Fund will enter into currency futures contracts for the same reasons as set forth above for entering into forward foreign currency contracts; namely, to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

    In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities or other liquid portfolio securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, West German marks, Canadian dollars, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

    INDEX FUTURES CONTRACTS. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market and interest rate movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    If the Fund has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, is always at least equal to the purchase price plus accrued interest. If required, additional collateral will be requested from the counterparty and when received added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financialor prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, is always at least equal to the purchase price plus accrued interest. If required, additional collateral will be requested from the counterparty and when received added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the management of the Fund subject to procedures established by the Directors. The procedures also require that the collateral underlying the agreement be specified.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities (i.e. U.S. Government securities) equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and, in accordance with legal requirements, the Fund will maintain an asset coverage (including the proceeds) of at least 300% with respect to all reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund's total assets. The Fund will make no purchases of portfolio securities while it is still subject to a reverse repurchase agreement.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Fund's management and the Directors do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

    WHEN, AS AND IF ISSUED SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund's management and the Directors do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or appropriate high grade debt obligations, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Fund's management pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Directors of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The Fund has not to date nor does it presently intend to lend any of its portfolio securities in the foreseeable future.

    PORTFOLIO TURNOVER. Although it is anticipated that portfolio turnover will not exceed 200% in any one year, the Fund's portfolio turnover rate for the fiscal year ended October 31, 1997 was 264%. The portfolio turnover rate was higher than usual due to temporary uncertainity regarding the progress of the European Monetary Union early in the year, necessitating a reallocation of the Fund's investments within European markets, and subsequently, from Europe to the U.S. market.

INVESTMENT RESTRICTIONS
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    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

        1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

        2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the
    Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

        3. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). The Fund will not purchase portfolio securities while any borrowings, including reverse repurchase agreements, of the Fund are outstanding.

        4. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a)
    entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

        5. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

        6. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        7. Invest for the purpose of exercising control or management of any other issuer.

        8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

        9. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

       10. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

       11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition.

       12. Invest more than 5% of its net assets in warrants (valued at the lower of cost or market), including not more than 2% of such assets which are not listed on the New York or American Stock Exchange. However, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
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    Subject to the general supervision of the Board of Directors, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended October 31, 1995, 1996 and 1997 the Fund paid $9,450, $2,100 and $14,578, respectively, in brokerage commissions on portfolio securities transactions.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR and Morgan Stanley & Co. Incorporated must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the Directors who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund did not pay DWR any brokerage commissions during the fiscal year ended October 31, 1997.

    Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage. To the extent Section 11(a) would apply to acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate written consents have been given in Rule 11a2-2(T).

THE DISTRIBUTOR
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    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Directors of the Fund, including a majority of the Directors who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Directors"), approved, at their meeting held on October 30, 1992, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The current Distribution Agreement is substantively identical to the Fund's previous distribution agreement in all material respects, except for the dates of effectiveness. The current Distribution Agreement took effect on June 30, 1993, upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 24, 1997, the Directors, including all of the Independent Directors, approved the continuation of the Distribution Agreement until April 30, 1998.

    The Distributor bears all expenses incurred in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

    PLAN OF DISTRIBUTION. To compensate the Distributor for the services provided and for the expenses borne by the Distributor or any selected dealer under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Redemption and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). The Distributor of the shares of the Fund has informed the Fund that it received approximately $106,991, $32,838 and 17,250 in contingent deferred sales charges for the fiscal years ended October 31, 1995, 1996 and 1997, respectively.

    At their meeting held on October 30, 1992, the Directors of the Fund, including all of the Directors who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Directors"), approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as they had been before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Directors, including a majority of the Independent 12b-1 Directors, also approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. At their meeting held on October 26, 1995, the Directors of the Fund, including all of the Independent 12b-1 Directors, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.

    The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which thevDistributor is a member). Such portion of the fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as defined in the aforementioned Rules of Fair Practice.

    Pursuant to the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31,

1997, of $530,008. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 0.75% of the average daily net assets. This 12b-1 fee is treated by the Fund as an expense in the year it is accrued.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the three years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 3% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and its opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund paid 100% of the $530,008 accrued under the Plan for the fiscal year ended October 31, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $23,503,404 on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 9.01% ($2,117,863) -- advertising and promotional expenses; (ii) 0.80% ($188,821) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 90.19% ($21,196,720) -- other expenses, including the gross sales credit and the carrying charge, of which 10.06% ($2,132,588) represents carrying charges, 35.20% ($7,461,701)
represents commission credits to DWR branch offices for payments of commissions to account executives and 54.74% ($11,602,431) represents overhead and other branch office distribution-related expenses.

    At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. DWR has advised the Fund that such excess amount, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $7,269,740 as of October 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all its expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund, nor any Director of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1991, and provided that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Directors, including a majority of the Independent 12b-1 Directors. The Plan was initially submitted to and approved by the Directors of the Fund, including a majority of the Independent 12b-1 Directors, at their meeting held on April 29, 1992 and subsequently by the shareholders at the Special Meeting of Shareholders held on June 24, 1992. Continuation of the Plan was most recently approved by the Directors, including a majority of the Independent 12b-1 Directors, on April 24, 1997 at a meeting called for the purpose of voting on such Plan. At that meeting, the Directors and the Independent 12b-1 Directors, after evaluating all the information they deemed necessary to make an informed determination of whether or not the Plan should be continued, approved the continuation of the Plan until April 30, 1998. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors of the Fund, including each of the Independent 12b-1 Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Director in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

DETERMINATION OF NET ASSET VALUE
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    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Directors. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Board of Directors has adopted a procedure to value over-the-counter options purchased or sold by the Fund whereby the Investment Manager will secure daily bid and asked quotations from the counterparty to the option, and value the option at the mean of such bid and asked quotations.

SHAREHOLDER SERVICES
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    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's Transfer Agent, Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

    TARGETED DIVIDENDS.-SM- In states where it is legally permissable, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Global Short-Term Income Fund Inc. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution, and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends Program. Investors should review the prospectus of the Targeted Dean Witter Fund before entering the program.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemptions and Repurchases-- Contingent Deferred Sales Charge").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by a commercial bank or trust company (not a savings bank), or by a member of a national securities exchange. A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Global Short-Term Income Fund Inc., directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for Class B shares of Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"). Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term Bond Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any Dean Witter Multi-Class Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the the Exchange Fund shares were acquired) the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of an Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in the Fund or in a Dean Witter Multi-Class Fund. However, in the case of shares exchanged for shares of an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into the Fund or a Dean Witter Multi-Class Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of the Fund or of a Dean Witter Multi-Class Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in the Fund or in a Dean Witter Multi-Class Fund.

    If shares of the Fund are exchanged for shares of a Dean Witter Multi-Class Fund having a CDSC which is imposed at a higher rate or is subject to a different time schedule than the CDSC imposed upon a redemption of a share of the Fund, the higher CDSC will be imposed upon redemption of shares of the fund exchanged into. Likewise, if shares of a Dean Witter Multi-Class Fund are exchanged for shares of the Fund, upon redemption of shares of the Fund, a CDSC will be imposed in accordance with the CDSC schedule applicable to the fund with the higher CDSC. Moreover, if shares of the Fund are exchanged for shares of a Dean Witter Multi-Class Fund with a different CDSC schedule imposing a higher CDSC and are subsequently exchanged again for shares of the Fund, the higher CDSC will still apply upon ultimate redemption of shares of the Fund.

    When shares initially purchased in the Fund or in a Dean Witter Multi-Class Fund are exchanged for shares of the Fund, shares of a Dean Witter Multi-Class Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions (of the Fund or another Dean Witter Fund) and (iii) acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge, or for shares of other Dean Witter Funds for which shares of Dean Witter Funds sold with a front-end sales charge have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in a block in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter New York Municipal Money Market Trust, Dean Witter Tax-Free Daily Income Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment the Class B Exchange Privilege account is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Class B Exchange Privilege account is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Class B Exchange Privilege Account of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of an Exchange Fund pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
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    REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.

    CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding three years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than three years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus
(c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding three years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last three years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than three years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than three years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                    CONTINGENT DEFERRED
                    YEAR SINCE                       SALES CHARGE AS A
                     PURCHASE                          PERCENTAGE OF
                   PAYMENT MADE                       AMOUNT REDEEMED
           ----------------------------             -------------------
First.............................................            3.0%
Second............................................            2.0%
Third.............................................            1.0%
Fourth and thereafter.............................         None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable three year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past three years and amounts equal to the current value of shares purchased more than three years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed in accordance with the table shown above, on any redemptions within three years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in "good order". Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the proceeds of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 30 days after the date of redemption or repurchase reinstate any portion of all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term gains or losses. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain this lower rate from more than twelve months to more than eighteen months. These lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

    The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

    Dividends, interest and capital gains received by the Fund may give rise to withhholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of such withholding.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
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    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended October 31, 1997, the Fund's yield, calculated pursuant to the formula described above, was 4.70%.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the fiscal year ended October 31, 1997, for the five years ended October 31, 1997 and for the period November 1, 1990 (commencement of operations) through October 31, 1997 were 2.07%, 6.16% and 6.00%, respectively.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total return for the Fund for the fiscal year ended October 31, 1997, for the five years ended October 31, 1997 and for the period November 1, 1990 through October 31, 1997 were 4.88%, 6.16% and 6.00%, respectively.

    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended October 31, 1997, for the five years ended October 31, 1997 and for the period November 1, 1990 through October 31, 1997 were 4.88%, 34.82% and 50.38%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable contingent deferred sales charge) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $15,038, $75,190 and $150,380, respectively, at October 31, 1997.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF COMMON STOCK
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    The Fund is authorized to issue 500,000,000 shares of common stock of $0.01 par value. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. All shares are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

    The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

    The Fund's By-Laws provide that one or more of the Fund's Directors may be removed, either with or without cause, at any time by the affirmative vote of the Fund's shareholders holding a majority of the outstanding shares entitled to vote for the election of Directors. A special meeting of the shareholders of the Fund will be called by the Fund's Secretary upon the written request of shareholders entitled to vote at least 10% of the Fund's outstanding shares. The Fund will also comply with the provisions of Section 16(c) of the Act.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets in the United States and around the world. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment

Manager and Dean Witter Distributor Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on October 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Directors.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund for the year ended October 31, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

  PRINCIPAL
  AMOUNT IN                                                                                 COUPON   MATURITY
  THOUSANDS                                                                                  RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (72.3%)
               GREECE (2.3%)
               GOVERNMENT OBLIGATION
GRD   397,000  Republic of Greece+........................................................  11.00%    11/26/99  $ 1,392,427
                                                                                                                -----------
               ITALY (3.1%)
               GOVERNMENT OBLIGATION
ITL  2,950,000 Italy Treasury Bond+.......................................................   9.50     02/01/01    1,937,515
                                                                                                                -----------
               SPAIN (5.3%)
               GOVERNMENT OBLIGATION
ESP   455,000  Spain Treasury Bond........................................................  11.45     08/30/98    3,277,923
                                                                                                                -----------
               UNITED STATES (61.6%)
               BANKS (33.6%)
$       3,000  Bank One Columbus+.........................................................   7.375    12/01/02    3,149,130
        3,000  Bankers Trust NY Corp......................................................   8.125    04/01/02    3,207,030
        2,000  Chase Manhattan Corp.......................................................   7.50     12/01/97    2,002,780
        2,000  Chase Manhattan Corp.......................................................   9.75     11/01/01    2,249,020
        1,020  First Interstate+..........................................................  11.00     03/05/98    1,037,523
        1,910  NationsBank Corp...........................................................   6.625    01/15/98    1,913,744
        5,000  NBD Bank N.A.+.............................................................   6.85     05/11/98    5,032,450
        2,000  Wachovia Corp.+............................................................   7.00     12/15/99    2,039,120
                                                                                                                -----------
                                                                                                                 20,630,797
                                                                                                                -----------
               U.S. GOVERNMENT & AGENCY OBLIGATIONS (28.0%)
       12,745  Federal National Mortgage Assoc............................................   7.00    12/01/11-
                                                                                                      09/01/12   12,911,773
        4,150  U.S. Treasury Note+........................................................   6.125    08/15/07    4,241,425
                                                                                                                -----------
                                                                                                                 17,153,198
                                                                                                                -----------

               TOTAL UNITED STATES............................................................................   37,783,995
                                                                                                                -----------

               TOTAL GOVERNMENT & CORPORATE BONDS
               (IDENTIFIED COST $44,181,093)..................................................................   44,391,860
                                                                                                                -----------

               SHORT-TERM INVESTMENTS (24.0%)
               TIME DEPOSITS (a) (21.2%)
               CANADA (2.0%)
               BANKING - INTERNATIONAL
Ca$      1,705 Chase Manhattan Bank.......................................................   3.375    11/06/97    1,210,594
                                                                                                                -----------

               DENMARK (3.8%)
               BANKING - INTERNATIONAL
DKr    15,234  Unibank....................................................................   3.70     11/07/97    2,320,664
                                                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN                                                                                 COUPON   MATURITY
  THOUSANDS                                                                                  RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------------------------
               GREECE (3.5%)
               BANKING - INTERNATIONAL
GRD   591,800  Bankers Trust..............................................................  13.20%    11/28/97  $ 2,170,626
                                                                                                                -----------

               ITALY (3.2%)
               BANKING - INTERNATIONAL
ITL  3,339,562 Morgan Guaranty Trust Co...................................................   6.65     11/05/97    1,972,990
                                                                                                                -----------

               SWEDEN (3.8%)
               BANKING - INTERNATIONAL
SEK     8,288  Unibank....................................................................   4.15     11/07/97    1,104,551
        9,000  Bank of New York...........................................................   3.75     11/07/97    1,199,441
                                                                                                                -----------

               TOTAL SWEDEN...................................................................................    2,303,992
                                                                                                                -----------

               UNITED STATES (4.9%)
               BANKING - INTERNATIONAL
$       3,000  Bank of America............................................................   5.35     11/03/97    3,000,000
                                                                                                                -----------

               TOTAL TIME DEPOSITS
               (IDENTIFIED COST $12,832,970)..................................................................   12,978,866
                                                                                                                -----------

               GOVERNMENT OBLIGATION (b) (2.8%)
               GERMANY
 DEM    3,000  German Treasury Bill                                                          3.23     01/16/98    1,727,847
               (AMORTIZED COST $1,677,099)................................................
                                                                                                                -----------

               TOTAL SHORT-TERM INVESTMENTS
               (IDENTIFIED COST $14,510,069)..................................................................   14,706,713
                                                                                                                -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $58,691,162)(C)...........................................................   96.3 %   59,098,573

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    3.7      2,279,115
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 61,377,688
                                                                                             ------  ------------
                                                                                             ------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997, CONTINUED

---------------------

 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $668,838 and the aggregate gross unrealized depreciation is $261,427, resulting in net unrealized appreciation of $407,411.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1997:

                        IN                        UNREALIZED
   CONTRACTS         EXCHANGE      DELIVERY      APPRECIATION
  TO DELIVER           FOR           DATE       (DEPRECIATION)
---------------------------------------------------------------
DKr 15,244,960      $2,336,020     11/07/97             13,686
DEM 5,760,000       $3,355,470     01/30/98            (45,658 )
                                                ---------------
  Net
  unrealized
depreciation...                                 $      (31,972 )
                                                ---------------
                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $58,691,162).............................  $59,098,573
Unrealized appreciation on open forward foreign contracts...       13,686
Foreign currency............................................        4,068
Receivable for:
    Investments sold........................................    1,508,675
    Compensensated forward foreign currency contracts.......    1,110,830
    Interest................................................      870,240
    Capital stock sold......................................       58,260
Prepaid expenses and other assets...........................       29,473
                                                              -----------

     TOTAL ASSETS...........................................   62,693,805
                                                              -----------

LIABILITIES:
Unrealized depreciation on open forward foreign contracts...       45,658
Payable to bank.............................................      137,469
Payable for:
    Compensated forward foreign currency contracts..........      611,044
    Capital stock repurchased...............................      297,465
    Plan of distribution fee................................       39,117
    Investment management fee...............................       28,686
    Dividends to shareholders...............................       23,338
Accrued expenses and other payables.........................      133,340
                                                              -----------

     TOTAL LIABILITIES......................................    1,316,117
                                                              -----------

     NET ASSETS.............................................  $61,377,688
                                                              -----------
                                                              -----------

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $67,956,823
Net unrealized appreciation.................................      370,965
Dividends in excess of net investment income................     (453,928)
Accumulated net realized loss...............................   (6,496,172)
                                                              -----------

     NET ASSETS.............................................  $61,377,688
                                                              -----------
                                                              -----------

NET ASSET VALUE PER SHARE,
 6,961,037 SHARES OUTSTANDING (500,000,000 SHARES AUTHORIZED
 OF$.01 PAR VALUE)..........................................
                                                                    $8.82
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1997

NET INVESTMENT INCOME:

INTEREST INCOME (net of $43,215 foreign withholding tax)....  $ 5,400,162
                                                              -----------

EXPENSES
Plan of distribution fee....................................      530,008
Investment management fee...................................      388,672
Transfer agent fees and expenses............................       80,080
Professional fees...........................................       78,537
Shareholder reports and notices.............................       60,818
Custodian fees..............................................       58,656
Registration fees...........................................       46,155
Directors' fees and expenses................................       16,903
Other.......................................................        7,680
                                                              -----------

     TOTAL EXPENSES.........................................    1,267,509
                                                              -----------

     NET INVESTMENT INCOME..................................    4,132,653
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................   (3,954,138)
    Futures contracts.......................................      270,856
    Foreign exchange transactions...........................    3,669,056
                                                              -----------

     NET LOSS...............................................      (14,226)
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................     (731,226)
    Translation of forward foreign currency contracts, other
      assets and
      liabilities denominated in foreign currencies.........     (208,054)
                                                              -----------

     NET DEPRECIATION.......................................     (939,280)
                                                              -----------

     NET LOSS...............................................     (953,506)
                                                              -----------

NET INCREASE................................................  $ 3,179,147
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1997   OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $  4,132,653       $  6,030,423
Net realized gain (loss)....................................         (14,226)         4,923,619
Net change in unrealized depreciation.......................        (939,280)          (157,589)
                                                              ----------------   ----------------

     NET INCREASE...........................................       3,179,147         10,796,453

Dividends from net investment income........................      (8,518,932)        (5,418,221)
Net decrease from capital stock transactions................     (13,908,008)       (31,691,587)
                                                              ----------------   ----------------

     NET DECREASE...........................................     (19,247,793)       (26,313,355)

NET ASSETS:
Beginning of period.........................................      80,625,481        106,938,836
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $453,928 AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    $3,329,736, RESPECTIVELY)...............................    $ 61,377,688       $ 80,625,481
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Short-Term Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve as high a level of current income as is consistent with prudent investment risk. The Fund was incorporated in Maryland on August 2, 1990 and commenced operations on November 1, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Directors; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of the daily net assets not exceeding $500 million and 0.50% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,269,740 at October 31, 1997.

The Distributor has informed the Fund that for the year ended October 31, 1997, it received $17,250 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $154,406,212 and $166,741,713, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $63,205,850 and $48,207,977, respectively.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Directors' fees and expenses in the Statement of Operations amounted to $2,081. At October 31, 1997, the Fund had an accrued pension liability of $46,264 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                          FOR THE YEAR                FOR THE YEAR
                                                              ENDED                      ENDED
                                                        OCTOBER 31, 1997            OCTOBER 31, 1996
                                                    -------------------------  --------------------------
                                                      SHARES        AMOUNT       SHARES        AMOUNT
                                                    -----------  ------------  -----------  -------------
Sold..............................................   18,695,388  $166,394,203    9,251,527  $  85,394,562
Reinvestment of dividends.........................      566,141     5,089,726      348,451      3,177,482
                                                    -----------  ------------  -----------  -------------
                                                     19,261,529   171,483,929    9,599,978     88,572,044
Repurchased.......................................  (20,837,578) (185,391,937) (13,089,159)  (120,263,631)
                                                    -----------  ------------  -----------  -------------
Net decrease......................................   (1,576,049) $(13,908,008)  (3,489,181) $ (31,691,587)
                                                    -----------  ------------  -----------  -------------
                                                    -----------  ------------  -----------  -------------

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Fund had an approximate net capital loss carryover of $6,970,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

     AMOUNTS IN THOUSANDS
------------------------------
 2001    2002    2003    2005
------  ------  ------  ------
$  741  $4,853  $1,162  $  214
------  ------  ------  ------
------  ------  ------  ------

As of October 31, 1997, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences primarily attributable to

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997, CONTINUED

foreign currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $602,615.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into forward written options on interest rate futures and interest rate future contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

At October 31, 1997, the Fund held a concentration of investments in securities of issuers in the banking industry representing 54.8% of the Fund's net assets.

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                               FOR THE YEAR ENDED OCTOBER 31
                                     ---------------------------------------------------------------------------------
                                       1997        1996        1995        1994        1993        1992        1991
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................  $    9.44   $    8.89   $   8.73    $   9.23    $   9.41    $   9.77    $   10.00
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Net investment income..............       0.52        0.61       0.54        0.72        0.70        0.82         0.95
Net realized and unrealized gain
 (loss)............................      (0.08)       0.48       0.16       (0.66)      (0.27)      (0.46)       (0.23)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Total from investment operations...       0.44        1.09       0.70        0.06        0.43        0.36         0.72
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Less dividends and distributions
 from:
   Net investment income...........      (1.06)      (0.54)     (0.44)      (0.13)      (0.61)      (0.72)       (0.95)
   Paid-in-capital.................     --          --          (0.10)      (0.43)      --          --          --
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Total dividends and
 distributions.....................      (1.06)      (0.54)     (0.54)      (0.56)      (0.61)      (0.72)       (0.95)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

Net asset value, end of period.....  $    8.82   $    9.44   $   8.89    $   8.73    $   9.23    $   9.41    $    9.77
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------

TOTAL INVESTMENT RETURN+...........       4.88%      12.66%      8.27%       0.65%       4.72%       3.76%        7.49%

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................       1.79%       1.66%      1.68%       1.63%       1.55%       1.55%        1.61%

Net investment income..............       5.85%       6.57%      6.17%       6.35%       6.97%       8.43%        9.49%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................    $61,378     $80,625    $106,939    $170,117    $305,278    $441,191    $462,263

Portfolio turnover rate............        264%        138%       188%        123%        221%        149%           8%

---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Short-Term Income Fund Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 17, 1997